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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         August 1, 1999
                                                --------------------------------


                     Superior Wireless Communications, Inc.
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             (Exact name of registrant as specified in its charter)


         Nevada                       33-5902-NY                22-2774460
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)        Identification Number)


          210 Main Street, Suite 900   Salt Lake City, Utah           84111
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            (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code     (801) 595-0104
                                                          ----------------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On August 1, 1999 in accordance with the terms and provisions of a certain Purchase Agreement dated as of June 1, 1999 by and between the Company and Media Rage of Utah, Inc., a Utah corporation ("Media Rage"), 325,000 shares* of the Company's Common Stock, $.001 par value per share, will be issued to the shareholders of Media Rage in consideration of their sale, assignment and transfer to the Company of all stock outstanding in Media Rage. The number of Company shares issued in exchange for all Media Rage shares was negotiated between the parties and was not based on assets, earnings or other objective criteria. The Company has also agreed to issue 50,000 shares* of its Common Stock to a third party for services rendered in connection with such transaction.

No material relationship existed or exists now, between any former director, officer or affiliate of either the Company or of Media Rage.

No changes in the management of the Company or Media Rage have occurred following the acquisition, as of the date of this report. However, it is expected that Mr. Jon R. Marple, the Company's President, will be appointed as the President and Chairman of the Board of Media Rage.

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*  Reflects the effects of the stock split disclosed in Item 5 below.


ITEM 5.  OTHER EVENTS.

On or about August 16, 1999, the Company will amend its Articles of Incorporation the Company to change the name of the Company to JustWebit.com, Inc. and to effect a reverse split of its Common Stock so as to combine twenty
(20) issued and outstanding shares of Common Stock as of July 12, 1999 into one
(1) share of validly issued, fully paid and non-assessable Common Stock. Such reverse split, by terms of the Amendment to the Articles of Incorporation, will not apply to and will not affect any issuance of shares of Common Stock by the Company subsequent to the effective date of the reverse split. As a consequence of the acquisition of Media Rage and the issuance of 375,000 shares of the Company's Common Stock in connection with such transaction, the total number of shares of Common Stock issued and outstanding will be 2,952,229 as of August 12, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b). Financial statements have not been filed with this report. All required financial statements and pro forma financial statements will be filed with an amendment to this Current Report on Form 8-K no later than 60 days after the date of this report.

(c). Exhibits.

EXHIBIT NO.         DESCRIPTION OF EXHIBIT
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10.1                Purchase Agreement dated as of June 1, 1999 between Superior
                    Wireless Communications, Inc. and the Shareholders of Media
                    Rage of Utah, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 12th day of August, 1999.

                                          SUPERIOR WIRELESS COMMUNICATIONS, INC.



                                          /S/ Jon Richard Marple
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                                          Jon Richard Marple, President